EXHIBIT INDEX

EXHIBIT           DESCRIPTION


EX-99.1a Agreement and Declaration of Trust dated May 31, 1995, is incorporated herein by reference to Exhibit 1 of Post-Effective Amendment No. 28 filed on May 29, 1996 (accession #773674-96-000002).

EX-99.1b Amendment to the Declaration of Trust dated October 21, 1996, is incorporated herein by reference to Exhibit 1b of Post-Effective Amendment No. 31 filed on February 7, 1997 (accession #773674-97-000002).

EX-99.1c Amendment to the Declaration of Trust dated January 20, 1997, with respect to the American Century - Benham Inflation-Adjusted Treasury Fund, is incorporated herein by reference to Exhibit 1c of Post-Effective Amendment No. 31 filed on February 7, 1997 (accession #773674-97-000002).

EX-99.2 Amended and Restated Bylaws, dated May 17, 1995, are incorporated herein by reference to Exhibit 2 of Post-Effective Amendment No. 28 filed on May 29, 1996 (accession #773674-96-000004).

EX-99.4 Agreement and Plan of Reorganization filed herewith as Appendix I to Part A to the Form N-14 and is incorporated herein by reference.

Ex-99.6a Investment Advisory Agreement between American Century Government Income Trust and Benham Management Corporation, dated June 1, 1995, is incorporated herein by reference to
                  Exhibit 5 of Post-Effective Amendment No. 28 filed on May 29, 1996 (accession #773674-96-000004).

EX-99.6b Form of Management Agreement between American Century Government Income Trust and American Century Investment Management, Inc. is filed herein.

EX-99.7 Distribution Agreement between American Century Government Income Trust and American Century Investment Services, Inc. dated as of September 3, 1996, is incorporated herein by reference to Exhibit 6 to Post-Effective Amendment No.
                  30 filed on November 25, 1996 (accession #773674-96-000009).

Ex-99.9 Custodian Agreement between American Century Government Income Trust and The Chase Manhattan Bank, dated August 9, 1996, is incorporated herein by reference to Exhibit 8 of Post-Effective Amendment No. 31 filed on February 7, 1997 (accession #773674-97-000002).

EX-99.11 Opinion and Consent of Counsel as to the legality of the securities being registered is filed herein.

Ex-99.12 Form of Opinion and Consent of Counsel as to the tax matters and consequences to shareholders is filed herein.

EX-99.13 Form of Transfer Agency Agreement between American Century Government Income Trust and American Century Services Corporation is included herein.

EX-99.14a         Consent of Baird, Kurtz & Dobson is included herein.

EX-99.14b         Consent of KPMG Peat Marwick LLP is included herein.

Ex-99.16          Power of Attorney dated February 28, 1997, is filed herein.

EX-99.17          Form of Proxy.

EX-99.17b         Prospectus dated March 1, 1997, for American Century - Benham
                  Intermediate-Term Government Fund and American Century -
                  Benham Short-Term Government Fund, filed as part of Post-Effective Amendment No. 76 to the Registration Statement on Form N-1A on February 28, 1997(accession #
                  100334-97-000005), is incorporated herein by reference.

EX-99.17c         Statement of Additional Information dated March 1, 1997, for
                  American Century - Benham Intermediate-Term Government Fund and American Century - Benham Short-Term Government Fund, filed as part of Post-Effective Amendment No. 76 to the Registration Statement on Form N-1A on February 28,
                  1997(accession # 100334-97-000005), is incorporated herein by reference.

EX-99.17d         Prospectus dated September 3, 1996, revised January 1, 1997, for American Century - Benham Intermediate-Term Treasury Fund and American Century- Benham Adjustable Rate Government
                  Securities Fund, filed pursuant to Rule 497(e) on December 23,
                  1996 (accession #17271-96-000024), is incorporated herein by reference.

EX-99.17e         Statement of Additional Information dated February 10, 1997, for American Century - Benham Intermediate-Term Treasury Fund and American Century - Benham Adjustable Rate Government
                  Securities Fund, filed pursuant to Rule 485(b) on February 7,
                  1997 (accession #773674-97-000002), is incorporated herein by reference.

EX-99.17f         Statement of Additional Information for American Century -
                  Benham Intermediate-Term Treasury Fund and American Century -
                  Benham Adjustable Rate Government Securities Fund, filed on
                  March 10, 1997 (accession #773674-97-000004), is incorporated herein by reference.

EX-99.17g         Annual Report dated October 31, 1996, for American Century -
                  Benham Intermediate-Term Government Fund and American Century
                  - Benham Short-Term Government Fund, filed on December 23,
                  1996 (accession #100334-96-000018), is incorporated herein by reference.

EX-99.17h         Annual Report dated March 31, 1996, for American Century -
                  Benham Adjustable Rate Government Securities Fund, filed on
                  May 24, 1996 (accession #773674-96-000002), is incorporated herein by reference.

EX-99.17i         Semiannual Report dated September 30, 1996, for American
                  Century - Benham Adjustable Rate Government Securities Fund, filed on November 26, 1996 (accession #773674-96-000010), is incorporated herein by reference.

EX-99.17j         Annual Report dated March 31, 1996, for American Century -
                  Benham Intermediate-Term Treasury Fund, filed on May 24, 1996
                  (accession #773674-96-000003) is incorporated herein by reference.

EX-99.17k         Semiannual Report dated September 30, 1996, for American
                  Century - Benham Intermediate-Term Treasury Fund, filed on
                  November 26, 1996 (accession #773674-96-000011), is
                  incorporated herein by reference.